Exhibit 99.1

Goldman Sachs Leveraged Finance Conference May 17, 2016

Disclaimer

This presentation and any related statements contain certain "forward-looking statements" about MPG's financial results and estimates and business prospects within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "projects," "believes," "seeks," "targets," "forecasts," "estimates," "will" or other words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company's future business, prospects and financial performance; the industry outlook, our backlog and our 2016 financial guidance. Forward-looking statements are based on management's current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory, and other factors and risks, among them being: volatility in the global economy impacting demand for new vehicles and our products; a decline in vehicle production levels, particularly with respect to platforms for which we are a significant supplier, or the financial distress of any of our major customers; cyclicality and seasonality in the light vehicle, industrial and commercial vehicle markets; our significant competition; our dependence on large-volume customers for current and future sales; a reduction in outsourcing by our customers, the loss or discontinuation of material production or programs, or a failure to secure sufficient alternative programs; our failure to offset continuing pressure from our customers to reduce our prices; our inability to realize all of the sales expected from awarded business or fully recover pre-production costs; our failure to increase production capacity or over-expanding our production in times of overcapacity; our reliance on key machinery and tooling to manufacture components for powertrain and safety-critical systems that cannot be easily replicated; program launch difficulties; a disruption in our supply or delivery chain which causes one or more of our customers to halt production; the damage to or termination of our relationships with key third-party suppliers; work stoppages or production limitations at one or more of our customer's facilities; a catastrophic loss of one of our key manufacturing facilities; failure to protect our know-how and intellectual property; the disruption or harm to our business as a result of any acquisitions or joint ventures we make; a significant increase in the prices of raw materials and commodities we use; our failure to maintain our cost structure; the incurrence of significant costs if we close any of our manufacturing facilities; potential significant costs at our facility in Sandusky, Ohio; the incurrence of significant costs, liabilities, and obligations as a result of environmental requirements and other regulatory risks; extensive and growing governmental regulations; the incurrence of material costs related to legal proceedings; our inability to recruit and retain key personnel; any failure to maintain satisfactory labor relations; pension and other postretirement benefit obligations; risks related to our global operations; competitive threats posed by global operations and entering new markets; foreign exchange rate fluctuations; our substantial indebtedness; our inability, or the inability of our customers or our suppliers, to obtain and maintain sufficient debt financing, including working capital lines; our exposure to a number of different tax uncertainties; the mix of profits and losses in various jurisdictions adversely affecting our tax rate.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our public filings, including under the heading "Risk Factors" in our filings that we make from time to time with the Securities and Exchange Commission. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

MPG PERFORMANCE DRIVEN

2

Non-GAAP Financial Measures

Combined Net Sales

We define Combined Net Sales as the Net Sales of MPG plus the Net Sales of Grede prior to our acquisition of Grede. We present Combined Net Sales because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede. For a reconciliation of Combined Net Sales to Net Sales, the most directly comparable U.S. generally accepted accounting principles "GAAP" measure, see Appendix to this presentation.

Adjusted EBITDA and Combined Adjusted EBITDA

We define Adjusted EBITDA as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization, with further adjustments to reflect the additions and eliminations of certain income statement items, including (i) gains and losses on foreign currency and fixed assets and debt transaction expenses, (ii) stock-based compensation and other non-cash charges, (iii) sponsor management fees and other income and expense items that we consider to be not indicative of our ongoing operations, (iv) specified non-recurring items and (v) other adjustments. We define Combined Adjusted EBITDA as Adjusted EBITDA plus the Adjusted EBITDA of Grede prior to our acquisition of Grede. We believe Adjusted EBITDA is used by investors as a supplemental measure to evaluate the overall operating performance of companies in our industry. Management uses Adjusted EBITDA (i) as a measurement used in comparing our operating performance on a consistent basis, (ii) to calculate incentive compensation for our employees, (iii) for planning purposes, including the preparation of our internal annual operating budget, (iv) to evaluate the performance and effectiveness of our operational strategies and (v) to assess compliance with various metrics associated with our agreements governing our indebtedness. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating performance in the same manner as our management. We present Combined Adjusted EBITDA because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede. For a reconciliation of Adjusted EBITDA and Combined Adjusted EBITDA to income before tax, the most directly comparable measure determined under GAAP, see Appendix to this presentation.

Adjusted Free Cash Flow

We define Adjusted Free Cash Flow as Adjusted EBITDA less capital expenditures. Capital expenditures are on an accrual basis of accounting and can be calculated by taking the capital expenditures found in the investing section of our consolidated statements of cash flows and adjusting for the change in the period of the capital expenditure in accounts payables found in the supplemental cash flow information on our consolidated statements of cash flows. We present Adjusted Free Cash Flow because our management considers it to be a useful, supplemental indicator of our performance. When measured over time, Adjusted Free Cash Flow provides supplemental information to investors concerning our results of operations and our ability to generate cash flows to satisfy mandatory debt service requirements and make other non-discretionary expenditures. For a reconciliation of Adjusted Free Cash Flow to income before tax, the most directly comparable GAAP measure, see Appendix to this presentation.

Free Cash Flow

We define Free Cash Flow as net cash provided by operating activities, as stated on the Company's condensed consolidated statement of cash flows, less capital expenditures, as stated on the Company's condensed consolidated statement of cash flows.

Adjusted EPS

We define Adjusted EPS as Adjusted Net Income Attributable to Stockholders, defined as net income attributable to stockholders before the after-tax impact of (i) gains and losses on foreign currency transactions, including the re-measurement of the Company's Euro denominated term loan (the "Euro Term Loan"), (ii) specific non-recurring items, and (iii) other adjustments, divided by the weighted average number of shares outstanding for the period on a diluted basis.

For a reconciliation of Adjusted EPS to diluted EPS, the most directly comparable measure determined under GAAP, see "RECONCILIATION OF ADJUSTED EPS TO US GAAP DILUTED EPS".

MPG PERFORMANCE DRIVEN
3

BUSINESS OVERVIEW AND 2016 PRIORITIES

The MPG Story 5 MPG is a Powerful C ash F low Engine… …Positioned for Long - Term Growth 1. Cash flow from operations – Cash Capex/ market cap as of 12/31/15 2. Based on 2015 Net Sales excluding wheel bearings …with Strong Margins and Market Positions… 2015 Results • 8.3% Free Cash Flow yield 1 • Adjusted EBITDA – Capex of $318 million • Net D ebt reduction and dividends of $107 million in 2015 • Adjusted EBITDA margin of 18% • Processes • Forging • Ductile Iron Casting • Products • Powertrain Concentration in higher growth powertrain applications 73% of Net Sales 2

The MPG Value Proposition 6 Leader in Advanced Metal Processes Unique Capabilities Powerful Customer Value Proposition • Broad range of metal forming processes • Expertise in complex, highly engineered components • Global footprint – 61 locations – 13 countries – ~12,000 employees • Leading NA capacity in supply constrained industry • Light weighting and performance solutions • Unique components for critical powertrain applications • Seamless vertical integration capabilities

Broad Global Footprint • 61 locations in 13 countries • Supports OEM global powertrain applications • Leading NA capacity in supply constrained industry • Expansion in both Mexico and China to support customer growth 7 U.S. Brazil South Korea Germany Mexico England Spain Luxembourg France Czech Republic China India Japan 39 5 1 1 2 3 2 2 1 1 2 1 1

Driveline 24% Transmission 24% Engine 28% Other 12% Safety Critical 12% 1. Based on 2015 Net Sales excluding Wheel Bearings Focused On Faster Growing Powertrain Applications Breakdown of MPG Product Portfolio 1 Powertrain 76% >60% increase in CAFE standards by 2025 U.S. CAFE Standards 8 Auto Production

Accelerating Profitable Growth 9 $672 $727 $143 $400 2014 2015 2016 Q1 YTD 1. New business is peak annual Net Sales. Programs generally launch and ramp up over the next 5 years. New Business Awards 1 $ in millions Goal On pace to book $1.8 billion of New Business Awards

FINANCIALS AND 2016 OUTLOOK

First Quarter Financial Results ($ in Millions except EPS) First Quarter 2016 2015 Net Sales $740 $765 Adjusted EBITDA 1 $138 $133 Adjusted EBITDA margin 18.6% 17.3% Capex $45 $46 Adjusted Free Cash Flow 2 $93 $87 Adjusted Free Cash Flow margin 12.5% 11.3% Adjusted EPS 1 $0.55 $0.42 Free Cash Flow 3 $8.7 ($8.1) 1. See Appendix for reconciliation to GAAP 2. Defined as Adjusted EBITDA less Capex (accrual basis) 3. Net cash provided by operating activities less Capex (cash basis) 11 Overall Strong Q1 Financial R esults

Full Year Financial Results ($ in Millions except EPS) Full Year 2015 2014 Net Sales $3,047 $2,717 Adjusted EBITDA 1 538 479 Adjusted EBITDA margin 17.7% 17.6% Capex 220 177 Adjusted Free Cash Flow 2 318 302 Adjusted Free Cash Flow margin 10.4% 11.1% 1. See Appendix for reconciliation to GAAP 2. Defined as Adjusted EBITDA less Capex (accrual basis ) 12 Record Full Year Results

2014 2015 Q1 2016 USD Term Loan Euro Term Loan Senior Notes Other Cash MPG Liquidity 13 3.27x 3.15x 3.13x 2014 2015 Q1 2016 Net Leverage • $409 million 3 of available liquidity as of Q1 2016 • Increasing deleveraging, strong liquidity and increasing EBITDA margins 17.3% 17.7% 18.6% 2014 2015 Q1 2016 Adj. EBITDA Margins Net Debt 5 $1,784.1 $1,696.6 $1699.0 Senior Note matures in 2022 L oans mature in 2021 1. Net Debt/ Adjusted EBITDA 2. Net Debt / last twelve months Adjusted EBITDA as of Q1 2016 3. Cash + revolver availability 4. Combined Adjusted EBITDA / Combined Net Sales (Non - GAAP) 5. Total debt less cash and cash equivalents 4 2 1 1

Reinvesting in the Business Continuing to build backlog with new business awards and capital investment that supports future growth and returns Accelerate our Shareholder Value Cash flow to reduce Net D ebt and repurchase shares Rewarding our Shareholders 3% increase in dividend declared $7.8 million in debt payments and share repurchase $45.0 million in capital investment 1 Dividend declared of $6.2 million Balanced Use of Cash Flow 14 Q1 2016 Shareholder Value Creation Value Creation 1. On an a ccrual b asis

Guidance Assumptions Industry Production/ Assumptions 2016E Q1 Update Vehicle Production Light Vehicle SAAR North America 17.9 million 18.2 million Light Vehicle SAAR Europe 20.8 million 21.3 million Light Vehicle SAAR Asia 38.7 million 38.7 million North American Class 8 Truck Market 306 thousand 236 thousand North American Class 5 – 7 Truck Market 224 thousand 236 thousand North American Industrial Market flat ~ (10%) FX Rates USD to Euro 1.06 1.14 Metals Market Chicago #1 Bundles $150 $250 15

2016 Guidance Maintained 2016 Guidance Net Sales $2.75 – $2.95 billion Adjusted EBITDA 1 $500 – $540 million Capital Expenditures $190 – $210 million Adjusted Free Cash Flow 2 $310 – $330 million Free Cash Flow 3 ~$125 million Income before Tax $131 – $171 million 1. See Appendix for reconciliation to GAAP 2 . Defined as Adjusted EBITDA less Capex (accrual basis), utilizing high and low ends of Adjusted EBITDA and Capex 3. Net cash provided by operating activities less Capex (cash basis). Based on the midpoint of the guidance 16 Guidance Reflects Value Creation Through Strong Cash Flow

Why Invest in MPG – Continued Shareholder Value Creation and Long-Term Growth

Near-Term Focus

2015 Results

- Adj. Free Cash Flow[1]: $318 million
- Adj. EBITDA margin: 17.7%
- New business wins[2]: $727 million


~$3B
$4B
Net Sales

2016 Guidance

- Adj. Free Cash Flow: $310 – $330 million
- Adj. EBITDA margin: ~18%
- Base business growth

Targeted Growth

Anticipated Key Drivers

- Launch and ramp-up of new programs
- Capture value-added, powertrain content
- Continue global expansion

1. *Adjusted EBITDA less Capex*
2. *Based on peak Net Sales*

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APPENDIX

Update on Non-Core Wheel Bearings

- Exit of non-core wheel bearings by late 2016/ early 2017
- Asset redeployment underway
- Further drives MPG's focus on faster growing powertrain applications

Wheel Bearings as a Percentage of MPG Net Sales


~7%
~6%
~3%
<1%
2014
2015
2016
2017 and beyond

MPG
PERFORMANCE DRIVEN

19

Metal Market and Currency Trends 20 1. Scrap Price Bulletin April 2016 2. AMM April 2016 3. Depending on volume and related index 4. OANDA.com Metal Markets USD to Euro 4 $500 $520 $505 $485 $475 $425 $405 $405 $425 $425 $425 $475 $495 $236 $265 $265 $245 $235 $180 $150 $150 $170 $170 $200 $250 $280 $0 $100 $200 $300 $400 $500 $600 May 2015 June 2015 July 2015 Aug. 2015 Sept. 2015 Oct. 2015 Nov. 2015 Dec. 2015 Jan. 2016 Feb. 2016 March 2016 April 2016 May 2016 SPB Pittsburgh Punchings & Plate GT High SPB Chicago #1 Bundles 1.12 1.10 1.12 1.10 1.12 1.12 1.10 1.06 1.09 1.12 1.10 1.14 1.14 0.95 1 1.05 1.1 1.15 1.2 April 2015 May 2015 June 2015 July 2015 Aug. 2015 Sept. 2015 Oct. 2015 Nov. 2015 Dec. 2015 Jan. 2016 Feb. 2016 March 2016 April 2016 1 2 • Commodities pricing recovering from recent low point in 2015 • A $1 movement in metals market index can range from ~$200 - $400K 3 in annual Net Sales impact • A 10% change in the Euro to U.S. dollar exchange rate has an impact of ~$27mm on our annual Net Sales • A 1% change in EUR/USD rate would result in an after - tax FX gain/loss of ~$ 1.4M related to the Euro loan

Reconciliation of Adjusted EPS to U.S. GAAP Diluted EPS 21 METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF ADJUSTED EPS TO US GAAP DILUTED EPS (In millions except per share amounts) Quarter Ended April 3, 2016 March 29, 2015 Net income attributable to stockholders $ 24.9 32.4 Weighted average shares outstanding - Diluted 69.4 68.6 Net income per share attributable to stockholders - Diluted $ 0.36 0.47 Adjustments to Arrive at Adjusted Net Income Attributable to Stockholders Loss (gain) on re - measurement of Euro Term Loan $ 11.0 — Loss (gain) on foreign currency transactions - other 3.3 (5.0) Non - recurring acquisition related items 1.3 (0.3) Non - recurring operational items (1) 2.2 0.4 Tax impact of adjustments to net income attributable to stockholders (4.7) 1.5 Adjusted Net Income Attributable to Stockholders $ 38.0 29.0 Weighted average shares outstanding - Diluted 69.4 68.6 Adjusted EPS $ 0.55 0.42 (1) Non - recurring operational items include charges for disposed operations and other.

Reconciliation of Income Before Tax to Adjusted EBITDA and Adjusted Free Cash Flow Quarter Ended April 3, 2016 March 29, 2015 Income before tax $ 34.2 49.9 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 26.5 27.6 Depreciation and amortization 55.2 56.4 Unadjusted EBITDA $ 115.9 133.9 Adjustments to Arrive at Adjusted EBITDA Loss (gain) on foreign currency 14.3 (5.0) Loss on fixed assets 0.3 0.2 Debt transaction expenses — 0.1 Stock - based compensation expense 3.7 3.3 Non - recurring acquisition related items 1.3 (0.3) Non - recurring operational items (1) 2.2 0.4 Adjusted EBITDA $ 137.7 132.6 Capital expenditures 45.0 46.1 Adjusted Free Cash Flow $ 92.7 86.5 (1) Non - recurring operational items include charges for disposed operations and other. 22 RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW (In millions)

Reconciliation of Income Before Tax to Adjusted EBITDA and Adjusted Free Cash Flow $ in Millions Year End December 31, 2015 2014 Income before tax 173.9 54.2 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 107.5 99.9 Loss on debt extinguishment 0.4 60.7 Depreciation and amortization 229.8 210.8 Unadjusted EBITDA 511.6 425.6 Adjustments to Arrive at Adjusted EBITDA (20.2) (15.7) Gain on foreign currency Loss on fixed assets 2.8 2.1 Debt transaction expenses 1.7 3.0 Stock - based compensation expense 27.7 17.3 Sponsor management fee - 5.1 Non - recurring acquisition and purchase accounting related items 3.0 23.0 Non - recurring operational items 11.6 18.2 Adjusted EBITDA 538.2 478.6 Capital expenditures 219.6 177.2 Adjusted Free Cash Flow 318.6 301.4 23 RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW (In millions)

2016 GAAP Reconciliation 2016 Guidance 2016 Guidance Low End of Range High End of Range Income before tax $ 131.2 171.2 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 104.4 104.4 Depreciation and amortization 238.4 238.4 Unadjusted EBITDA 474.0 514.0 Adjustments to Arrive at Adjusted EBITDA Stock - based compensation expense 22.9 22.9 Non - recurring operational items (1) 3.1 3.1 Adjusted EBITDA $ 500.0 540.0 Capital expenditures (190.0) (210.0) Adjusted Free Cash Flow $ 310.0 330.0 (1) Non - recurring operational items include charges for disposed operations and other. 24 METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF 2016 GUIDANCE INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW (In millions)

Supplemental Data Quarter Ended April 3, Year Ended December 31, Year Ended December 31, 2016 2015 2014 Cash Cash and cash equivalents $ , 172.9 $ 168.2 $ 156.5 Debt Short - term debt 0.5 0.7 1.6 Current portion of long - term debt and capital lease obligations 13.5 14.5 16.5 Long term debt 1,835.3 1,827.1 1,899.1 LT capital lease obligation 22.6 22.5 23.4 Total debt $ 1,871.9 $ 1 ,864.8 $ 1940.6 Net Debt $ 1,699.0 $ 1,696.6 $ 1,784.1 25 METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF NET DEBT (In millions) 1 1. Restated due to the adoption of a new accounting standard 1

Supplemental Data Quarter Ended April 3, Year Ended December 31, Year Ended December 31, 2016 2015 2014 Net Debt $ 1,699.0 $ 1,696.6 $ 1,784.1 Adjusted EBITDA $ , 543.3 $ , 538.2 $ , 545.1 Net Leverage 3.13 3.15 3.27 26 METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF NET LEVERAGE (In millions) 1. Last twelve months Adjusted EBITDA as of Q1 2016 2. Combined Adjusted EBITDA 1 2

Combined Non - GAAP Financial Information MPG SCHEDULE OF COMBINED NON - GAAP FINANCIAL INFORMATION 27 Full Year Ended December 31, 2014 Net Sales $ 2,717.0 Grede pre - acquisition Net Sales 427.0 Combined Non - GAAP Net Sales 3,144.0 Adjusted EBITDA 478.6 Grede pre - acquisition Adjusted EBITDA 66.5 Combined Adjusted EBITDA $ 545.1 $ in Millions